EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of BMB Munai, Inc. (the “Company”) on Form 10-Q for the periods ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Askar Tashtitov, President of the Company and Evgeniy Ler, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 13, 2015	/s/ Askar Tashtitov
Askar Tashtitov
President

Date: February 13, 2015	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer